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PROXY                                                                  CLASS B
                                                                    COMMON STOCK
                                                                       CLASS D
                                                                    COMMON STOCK

                        UNIVERSAL HEALTH SERVICES, INC.

                      This Proxy Solicited By The Board Of
                      Directors For The Annual Meeting Of
                    Stockholders To Be Held On May 17, 2000

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on April 5, 2000, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 17, 2000 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY,
        OR VOTE BY TELEPHONE USING THE INSTRUCTIONS ON THE REVERSE SIDE.

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                             -FOLD AND DETACH HERE-


                                 Annual Meeting

                                       of

                  Universal Health Services, Inc. Stockholders
                            Wednesday, May 17, 2000
                                   10:00 a.m.
                           Universal Corporate Center
                              367 South Gulph Road
                              King of Prussia, PA.


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                                     Agenda

  *   Election of Directors by the holders of Class A and Class C Common Stock

  *   Adoption of the Amendment to the 1992 Stock Option Plan

  *   Discussion on matters of current interest

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                                                                                                         Please mark
                                                                                                         your vote as  [X]
                                                                                                         indicated in
                                                                                                         this example
                                                       FOR     AGAINST    ABSTAIN
Adoption of the Amendment to the 1992 Stock Option     [ ]       [ ]        [ ]         WHEN PROPERLY EXECUTED, THIS PROXY WILL
Plan.                                                                                   WILL BE VOTED AS DESIGNATED BY THE ABOVE, IF
                                                                                        NO CHOICE IS SPECIFIED, THE PROXY WILL BE
                                                                                        VOTED FOR THE ADOPTION OF THE AMENDMENT
                                                                                        TO THE 1992 STOCK OPTION PLAN.

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.






Signature                                              Signature                                                 Date
         ---------------------------------------------          ------------------------------------------------     ---------------
IMPORTANT: Please sign exactly as name appears at the left. Each joint owner shall sign. Executors, administrators, trustees, etc.
should give full title. The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy
Statement furnished therewith.
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                                                      FOLD AND DETACH HERE
                            [TELEPHONE GRAPHIC]          VOTE BY TELEPHONE             [TELEPHONE GRAPHIC]
                                               QUICK  * * *  EASY  * * *  IMMEDIATE


                                     YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:
            1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week
                             There is NO CHARGE to you for this call. - Have your proxy card in hand.
        You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1:           To vote as the Board of Directors recommends on the proposal press 1

                                             When asked, please confirm by Pressing 1.

                                                               or

2. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                        NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                                                      THANK YOU FOR VOTING.

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